SUPPLEMENT TO THE PROSPECTUSES
OF
WELLS FARGO ALTERNATIVE FUNDS
WELLS FARGO FIXED INCOME FUNDS
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE RETIREMENT FUNDS
WELLS FARGO U.S. EQUITY FUNDS
(Each a “Fund”, together the “Funds”)

At a meeting held August 17-18, 2021, the Board of Trustees of the Funds approved the following change, effective immediately.

In the section titled “Account Information - Frequent Purchases and Redemptions of Fund Shares”, under the list of exceptions to the policy, the following bullet is added:

■	Rebalancing transactions by an institutional client of Funds Management or its affiliate following a model portfolio offered by Funds Management or its affiliate.

August 19, 2021	AFR081/P501SP